                                                                      EXHIBIT 99


                 UNION PACIFIC ANNOUNCES SECOND QUARTER RESULTS

FOR IMMEDIATE RELEASE:

         Omaha, NE, July 19 - Union Pacific Corporation today reported net income for the second quarter of $243 million, or $.95 per diluted share. This compares to net income of $244 million, or $.96 per diluted share, in the second quarter of 2000.

         In commenting on the company's performance, Dick Davidson, chairman and chief executive officer, said, "The benefits of our diverse franchise were evident in the second quarter. Strength in Energy and Agricultural traffic, coupled with strong real estate sales, helped to offset the challenges of a soft economy and continued high fuel prices as well as floods in key areas of our service territory. Despite this difficult near-term environment, we remain committed to improving the quality of service to customers. The entire Union Pacific Team continues to be focused on improving yields and driving productivity while positioning our company to leverage our strengths when the economy eventually improves."

         For the second quarter, Union Pacific Corporation, excluding Overnite, reported operating income of $478 million compared to $526 million for the same period in 2000. The Railroad's commodity revenue increased to $2.6 billion for the quarter as average revenue per car was up 2 percent. Energy continued to be strong, with revenue growth of 18 percent, while agricultural revenues showed a 3 percent gain. The economically sensitive commodities all declined with industrial

                                   -M O R E-

Products down 1 percent, Intermodal and Automotive each down 2 percent and Chemicals down 9 percent. The operating ratio was up 1.9 percentage points to
82.3 percent from 80.4 percent in second quarter 2000. Key factors behind the increase were a 10 percent surge in fuel prices over 2000 levels and additional costs due to flooding in both Houston and the upper Midwest.

         Overnite Transportation reported second quarter operating income of $16 million compared to $17 million in the second quarter of 2000. Revenue increased 2 percent to $290 million from $283 million, while Overnite's operating ratio increased 0.5 percentage points to 94.6 percent.

         For the first half of 2001, the Corporation reported operating income of $933 million and net income of $424 million compared to operating income of $994 million and net income of $429 million for the same period in 2000.

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports and eastern gateways, and as the only railroad to serve all six gateways to Mexico,

                                    -M O R E-

Union Pacific has the premier rail franchise in North America. The Corporation also owns Overnite Transportation, a nationwide less-than-truckload carrier, and Fenix, a group of affiliated technology companies.

                 Supplemental financial information is attached.

         Additional information is available at our website: www.up.com. Our contact for investors is Beth Whited at 402 271-4227. Our media contact is John Bromley who can be reached at 402 271-3475.

                                   **********

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include, without limitation, projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic or market conditions or performance.

         Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include, but are not limited to, the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

         Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                       For the Three Months Ended June 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                            2001        2000          Pct Chg
                                           -------    -------       ------------
OPERATING REVENUES                         $ 2,998    $ 2,966        +         1
Operating Expenses                           2,504      2,424        +         3
                                           -------    -------

OPERATING INCOME                               494        542       --         9
Other Income - Net                              75         24                  F
Interest Expense                              (178)      (180)      --         1
                                           -------    -------

INCOME BEFORE INCOME TAXES                     391        386        +         1
Income Tax Expense                            (148)      (142)       +         4
                                           -------    -------

NET INCOME                                 $   243    $   244                 --
                                           =======    =======

BASIC EARNINGS PER SHARE                   $  0.98    $  0.99       --         1

DILUTED EARNINGS PER SHARE                 $  0.95    $  0.96       --         1


Average Basic Shares Outstanding (MM)        247.7      246.4

Average Diluted Shares Outstanding (MM)      271.9      269.4



July 19, 2001

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                        For the Six Months Ended June 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                             2001       2000         Pct Chg
                                           -------    -------     -------------
OPERATING REVENUES                         $ 5,941    $ 5,872      +          1
Operating Expenses                           5,008      4,878      +          3
                                           -------    -------

OPERATING INCOME                               933        994     --          6
Other Income - Net                             105         44                 F
Interest Expense                              (359)      (362)    --          1
                                           -------    -------

INCOME BEFORE INCOME TAXES                     679        676                --
Income Tax Expense                            (255)      (247)     +          3
                                           -------    -------

NET INCOME                                 $   424    $   429     --          1
                                           =======    =======


BASIC EARNINGS PER SHARE                   $  1.71    $  1.74     --          2

DILUTED EARNINGS PER SHARE                 $  1.67    $  1.70     --          2


Average Basic Shares Outstanding (MM)        247.3      246.4

Average Diluted Shares Outstanding (MM)      271.4      269.4


July 19, 2001

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                              Periods Ended June 30

                                   (Unaudited)


     Second Quarter                                                            Year-to-Date
    2001         2000             Pct Chg                                    2001        2000               Pct Chg
----------   ----------          ---------                               ----------   ----------          -----------
                                             COMMODITY REVENUE (000):
$  344,468   $  334,293            +     3   Agricultural                $  714,256   $  683,787            +      4
   301,037      307,039           --     2   Automotive                     576,676      597,175           --      3
   387,553      424,175           --     9   Chemicals                      777,805      836,117           --      7
   576,877      489,959            +    18   Energy                       1,170,218    1,019,054            +     15
   522,327      525,250           --     1   Industrial Products            994,287    1,017,296           --      2
   462,269      470,842           --     2   Intermodal                     912,369      911,899                  --

----------   ----------                                                  ----------   ----------
$2,594,531   $2,551,558            +     2   Total                       $5,145,611   $5,065,328            +      2
==========   ==========                                                  ==========   ==========


                                             REVENUE CARLOADS:
   211,082      213,250           --     1   Agricultural                   430,237      434,238           --      1
   198,828      213,593           --     7   Automotive                     384,275      412,855           --      7
   221,647      243,611           --     9   Chemicals                      441,050      475,407           --      7
   516,479      439,233            +    18   Energy                       1,053,025      919,046            +     15
   374,243      375,741                 --   Industrial Products            710,070      730,597           --      3
   688,784      727,441           --     5   Intermodal                   1,371,459    1,414,476           --      3

----------   ----------                                                  ----------   ----------
 2,211,063    2,212,869                 --   Total                        4,390,116    4,386,619                  --
==========   ==========                                                  ==========   ==========


                                             AVERAGE REVENUE PER CAR:
$    1,632   $    1,568            +     4   Agricultural                $    1,660   $    1,575            +      5
     1,514        1,437            +     5   Automotive                       1,501        1,446            +      4
     1,749        1,741                 --   Chemicals                        1,764        1,759                  --
     1,117        1,115                 --   Energy                           1,111        1,109                  --
     1,396        1,398                 --   Industrial Products              1,400        1,392            +      1
       671          647            +     4   Intermodal                         665          645            +      3

----------   ----------                                                  ----------   ----------
$    1,173   $    1,153            +     2   Total                       $    1,172   $    1,155            +      1
==========   ==========                                                  ==========   ==========


July 19, 2001

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                              Periods Ended June 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


       Second Quarter                                                                            Year-to-Date
   2001             2000         Pct   Chg                                                 2001            2000          Pct Chg
----------       ----------     -----------                                             ----------      -----------     ---------
$    2,708       $    2,683       +      1       OPERATING REVENUES                     $    5,371       $    5,320       +    1

                                                 OPERATING EXPENSES
       888              875       +      1       Salaries and Benefits                       1,802            1,775       +    2
       307              286       +      7       Rent Expense                                  614              578       +    6
       281              271       +      4       Depreciation                                  561              541       +    4
       321              294       +      9       Fuel and Utilities                            655              587       +   12
       133              142      --      6       Materials and Supplies                        259              287      --   10
       300              289       +      4       Other                                         572              575      --    1
----------       ----------                                                             ----------       ----------
     2,230            2,157       +      3       Total                                       4,463            4,343       +    3
----------       ----------                                                             ----------       ----------
$      478       $      526      --      9       OPERATING INCOME                       $      908       $      977      --    7
==========       ==========                                                             ==========       ==========


                                                 OPERATING STATISTICS:
     2,211            2,213             --       Revenue Carloads(Thousands)                 4,390            4,387           --
   124,028          117,827       +      5       Revenue Ton-Miles(Millions)               247,746          239,070       +    4
   235,473          227,322       +      4       Gross Ton-Miles(Millions)                 467,653          459,339       +    2
      2.09c.           2.17c.    --      4       Rev/RTM(Commodity Revenue Based)             2.08c.           2.12c.    --    2
$    1,173       $    1,153       +      2       Average Commodity Revenue Per Car      $    1,172       $    1,155       +    1
    49,491           50,948      --      3       Average Employees                          49,126           50,857      --    3
        92c.             84c.     +     10       Average Fuel Price Per Gallon                  92c.             82c.     +   12
       318              319             --       Fuel Consumed in Gallons(MM)                  640              643      --
     1.350            1.402      --      4       Fuel Consumption Rate Gal/000 GTM)          1.369            1.399      --    2
      82.3             80.4       +    1.9 pt.   Operating Ratio(%)                           83.1             81.6       +  1.5 pt.



a) Excludes Overnite's operations.



July 19, 2001

                         OVERNITE TRANSPORTATION COMPANY

                              REVIEW OF OPERATIONS

                              Periods Ended June 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


    Second Quarter                                                                  Year-to-Date
  2001         2000         Pct Chg                                                2001          2000       Pct Chg
-------      -------     -------------                                           -------       -------    -----------
$   290        $ 283      +      2      OPERATING REVENUES                       $  570        $   552     +      3

                                        OPERATING EXPENSES
    175          165      +      6      Salaries and Benefits                       346            330     +      5
     24           24            --      Rent Expense                                 46             47    --      2
     12           12            --      Depreciation                                 24             24           --
     17           17            --      Fuel and Utilities                           35             35           --
     12           12            --      Materials and Supplies                       25             24     +      4
     34           36     --      6      Other                                        69             75    --      8
-------      -------                                                             ------        -------
    274          266      +      3          Total                                   545            535     +      2
-------      -------                                                             ------        -------
$    16      $    17     --      6      OPERATING INCOME                         $   25        $    17     +     47
=======      =======                                                             ======        =======

                                        OPERATING STATISTICS:
  1,917        1,927     --      1      Millions of Pounds Hauled - LTL            3,758         3,783    --      1
  2,036        2,062     --      1      Millions of Pounds Hauled - Combined       4,000         4,039    --      1
$ 14.00      $ 13.51      +      4      Revenue/CWT - LTL                        $ 14.02       $ 13.48     +      4
$ 13.66      $ 13.10      +      4      Revenue/CWT - Combined                   $ 13.63       $ 13.05     +      4
 11,548       11,182      +      3      Average Employees                         11,487        11,142     +      3
     88c.         83c.    +      6      Average Fuel Price Per Gallon                 89c.          84c.   +      6
 14,320       14,453     --      1      Fuel Consumed in Gallons (000s)           29,174        28,946     +      1
   94.6         94.1      +    0.5 pt.  Operating Ratio (%)                         95.8          96.9    --    1.1 pt.


July 19, 2001

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                    As of June 30, 2001 and December 31, 2000

                              (Dollars in Millions)

                                   (Unaudited)



                                                               June 30,         December 31,
                                                                 2001              2000
                                                               ---------        ------------
ASSETS:
      Cash and Temporary Investments                           $   130           $   105
      Other Current Assets                                       1,229             1,180
      Investments                                                  767               740
      Properties - Net                                          28,425            28,196
      Other Assets                                                 440               278

                                                               -------           -------
         Total                                                 $30,991           $30,499
                                                               =======           =======

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Current Portion of Long Term Debt                        $   200           $   207
      Other Current Liabilities                                  2,558             2,755
      Long Term Debt                                             8,299             8,144
      Deferred Income Taxes                                      7,377             7,143
      Other Long Term Liabilities                                2,024             2,088
      Convertible Preferred Shares                               1,500             1,500
      Common Shareholders' Equity                                9,033             8,662

                                                               -------           -------
         Total                                                 $30,991           $30,499
                                                               =======           =======


July 19, 2001

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                        For the Six Months Ended June 30

                              (Dollars in Millions)

                                   (Unaudited)



                                                               2001            2000
                                                              -------        -------
OPERATING ACTIVITIES:
        Net Income                                            $   424        $   429
        Depreciation                                              585            565
        Deferred Income Taxes                                     203            200
        Other                                                    (369)          (160)
                                                              -------        -------
        Cash Provided by Operating Activities                     843          1,034
                                                              -------        -------

INVESTING ACTIVITIES:
        Capital Investments                                      (792)          (817)
        Other                                                    (111)          (155)
                                                              -------        -------
        Cash Used in Investing Activities                        (903)          (972)
                                                              -------        -------

FINANCING ACTIVITIES:
        Dividends Paid                                            (99)          (101)
        Debt Repaid                                              (439)          (539)
        Financings and Other - Net                                623            475
                                                              -------        -------
        Cash Provided by (Used in) Financing Activities            85           (165)
                                                              -------        -------

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS                  $    25        $  (103)
                                                              =======        =======


July 19, 2001